SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 3, 1999

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                               GENTA INCORPORATED
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-19635


              Delaware                                   33-0326866
  (State or other jurisdiction of             (I.R.S. Employer Identification
   incorporation or organization)                         Number)



           99 Hayden Avenue, Suite 200, Lexington, Massachusetts 02421
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (781) 860-5150
              (Registrant's telephone number, including area code)


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                               GENTA INCORPORATED
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page
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Item 5. Other Event...........................................................3

Item 7. Exhibit...............................................................3

Signature.....................................................................4

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Item 5. OTHER EVENT

         On May 3, 1999 the Company issued the press release  attached hereto as
Exhibit 99.1.

Item 7.  EXHIBIT

        99.1 Press Release dated May 3, 1999.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   May 3, 1999

                                      GENTA INCORPORATED


                                      /s/  Kenneth G. Kasses, Ph.D.
                                      -----------------------------
                                      Kenneth G. Kasses, Ph.D.
                                      President, Principal Executive Officer and
                                      Director


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